SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the  Securities Exchange Act of 1934

February 26, 2003

FIRST PACTRUST BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	6035	04-3639825
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California	91910
(Address of principal executive offices)	(Zip Code)

(619) 691-1519

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events

On February 26, 2003, the Registrant issued the attached press release announcing the earnings for the quarter ended December 31, 2002.

Item 7.	Financial Statements and Exhibits

(c)  Exhibits

99. Press	release, dated February 26, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PACTRUST BANCORP, INC.

Date: February 26, 2003	By:	/s/ REGAN J. GALLAGHER
Regan J. Gallagher
Vice President/ Controller
(PrincipalFinancial and Accounting Officer)

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